February 15, 2024
Pioneer AMT-Free Municipal Fund
Supplement to the Summary Prospectus dated April 1, 2023
Fund summary
Effective February 28, 2024, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John (Jake) Crosby van Roden III, Managing
Director and Director of Municipals, US of
Amundi US and Portfolio Manager (lead
portfolio manager of the fund since February
2024); and Prakash Vadlamani, Senior Vice
President, Associate Portfolio Manager and
Senior Credit Analyst at Amundi US (portfolio
manager of the fund since February 2024)

33651-00-0224
©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC